UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2021 (May 26, 2021)

Global Medical REIT Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bethesda Metro Center, Suite 440

Bethesda, MD

20814

(Address of principal executive offices)

(Zip Code)

(202) 524-6851

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	GMRE	NYSE
Series A Preferred Stock, par value $0.001 per share	GMRE PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described below under Item 5.07, at the 2021 annual meeting of stockholders of Global Medical REIT Inc. (the “Company”) held on May 26, 2021 (the “2021 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2016 Equity Incentive Plan (the “Plan”) to increase the number of shares reserved for issuance thereunder by 1,500,000 shares, which was previously approved by the Company’s Board of Directors. The Plan is described in detail under “Proposal 3 – Amendment to 2016 Equity Incentive Plan” in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 16, 2021, and the foregoing description is qualified in its entirety by reference to the full text of the Plan, a copy of which is being filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting, the Company’s stockholders: (i) elected the eight nominated directors to the Company’s Board of Directors, each to serve until the Company’s 2022 annual meeting of stockholders and until her or his successor is duly elected and qualifies, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, (iii) approved an amendment to the Plan to increase the number of shares reserved for issuance thereunder by 1,500,000 shares, and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The full results of the matters voted on at the annual meeting of stockholders are set forth below:

Proposal 1 — Election of Directors:

Nominee for Director	For	Against	Abstain	Broker Non-Votes
Jeffrey M. Busch	38,917,465	1,818,398	73,339	10,548,055
Matthew Cypher	40,396,660	339,685	72,858	10,548,054
Ronald Marston	40,305,004	442,145	62,056	10,548,052
Roscoe Moore, Jr.	40,271,561	454,787	82,856	10,548,053
Henry E. Cole	40,211,503	524,472	73,228	10,548,054
Zhang Huiqi	40,613,480	113,667	82,055	10,548,055
Paula R. Crowley	40,573,930	165,580	69,693	10,548,054
Lori Wittman	40,440,941	309,371	58,889	10,548,056

 Proposal 2 — Advisory Vote on Named Executive Officer Compensation:

For	Against	Abstain	Broker Non-Votes
37,255,137	2,854,082	699,980	10,548,058

Proposal 3 — Amendment to the Company’s 2016 Equity Incentive Plan to Increase the Number of Shares Reserved for Issuance Thereunder by 1,500,000 Shares:

For	Against	Abstain	Broker Non-Votes
38,396,075	2,252,635	160,492	10,548,055

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
51,194,351	92,026	70,880	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Global Medical REIT Inc. 2016 Equity Incentive Plan (as amended through May 26, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

	By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Date: May 28, 2021